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EXHIBIT 10.5

                                    EXHIBIT C

                          PERFORMANCE OPTION AGREEMENT

         PERFORMANCE OPTION AGREEMENT (the "Agreement") dated this _____ day of _______________, 2000 providing for the granting of certain option by Goss Holdings, Inc., a Delaware corporation (the "Corporation"), to ____________, an [employee of] [consultant to] [non-employee director of] the Corporation or of a subsidiary of the Corporation (the "Employee").

         As of February 1, 2000, the Corporation has duly adopted the Goss Holdings, Inc. Management Stock Performance Plan (the "Plan"), which is incorporated herein by reference. Unless otherwise expressly stated, all defined terms herein shall have the same meanings ascribed to them in the Plan. In accordance with Section 7 of the Plan, the Employee is to be granted an option under the Plan to buy shares of common stock, par value $.01 per share (the "Shares"), of the Corporation.

         1. NUMBER OF SHARES; PERFORMANCE OPTION PRICE. The Corporation hereby irrevocably grants to the Employee an option (the "Performance Option") to purchase, in the aggregate, _________ Shares (the "Performance Option Shares") at an exercise price of $7.41 per Share (the "Option Price") on the terms and subject to the conditions set forth herein and in the Plan. The Performance Option is subject to the Employee executing a Restricted Stock Agreement substantially in the form attached to the Plan as Exhibit A.

         2. PERIOD OF PERFORMANCE OPTION AND CONDITIONS OF EXERCISE. (a) The Option Period of the Performance Option (or any portion thereof) shall commence on the date hereof (the "Date of Grant") and terminate upon the earlier of the date that is ten (10) years from the Date of Grant (the "Expiration Date") and the time at which such Performance Option (or any portion thereof) is terminated pursuant to the Plan or Section 3 hereof. Upon the termination of Performance Option in accordance with the provisions hereof, all rights of the Employee with respect to such Performance Option hereunder and in connection with such Performance Option

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under the Plan shall cease. This Agreement shall terminate upon the complete termination of the Performance Option granted pursuant hereto.

                  (b) The Performance Option granted pursuant hereto, subject to the following provisions of this Section 2 and subject to the Yearly Vesting Schedule set forth in Schedule I to the Plan (the "YVS"), shall vest in specified increments as of the end of each fiscal year of the Corporation commencing with calendar year 2000 and continuing through and including calendar year 2003, and shall vest only if and to the extent the Corporation attains certain operating performance objectives, all in accordance with the provisions set forth in Schedule I attached hereto. The YVS sets forth the maximum amount of Performance Options which may vest as of the end of each fiscal year of the Corporation commencing with fiscal year 2000 and continuing through and including fiscal year 2003.

                  (c) Upon the consummation of an Extraordinary Transaction (as defined below), such portion, if any, of the Performance Option that has not vested shall become fully vested.

                  (d) The Employee may exercise the Performance Option with respect to all or any portion of the Performance Option Shares at any time and from time to time after (and to the extent) the Performance Option has vested and before the end of the Option Period with respect to the Performance Option or such portion thereof.

                  (e) For purposes of this Agreement, an "Extraordinary Transaction" means an event as a result of which Stonington Partners, Inc. and its subsidiaries and affiliates ("Stonington") cease to be the beneficial owners of at least 50% of the common equity of GGS on a fully diluted basis, or any other event as a result of which: (i) the Corporation consolidates, enters into a plan of reorganization with, or merges with or into another corporation or conveys, transfers or leases all or substantially all of its assets to any person, or any corporation consolidates with or merges with or into the Corporation, in any such event pursuant to a transaction in which the outstanding voting common stock of the Corporation is changed into or exchanged for cash, securities or other property, other than any such transaction where (A) the outstanding voting common stock of the Corporation is changed into or exchanged for, in whole or in part, voting stock of the surviving corporation which is not redeemable capital stock and

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(B) the holders of the voting common stock of the Corporation immediately prior to such transaction own, directly or indirectly, not less than 50% of the voting stock of the surviving corporation immediately after such transaction; (ii) at any time, a majority of the members of the Board of Directors of the Corporation then in office does not consist of (A) individuals who two years prior to such date were members of the Board of Directors of the Corporation, (B) new directors whose election to such Board of Directors or whose nomination for election by the shareholders of the Corporation was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such two-year period or whose election or nomination for election was previously approved by directors elected or nominated in accordance with this clause (B) and (C) such other directors as have been nominated or approved by Stonington; or
(iii) the Corporation is liquidated, dissolved, wound-up or adopts a plan of liquidation.

         3. TERMINATION UPON TERMINATION OF EMPLOYMENT. Except in circumstances and to the extent specified in the following sentence or the Plan, the Performance Option shall terminate immediately upon the Employee's ceasing to be a full-time employee of, a director of or a consultant to the Corporation or any of its subsidiaries. The time at which a vested Performance Option shall terminate shall be the earliest to occur of (x) the Expiration Date, or (y) the following dates:

                  (i) the thirtieth day after the date upon which the Employee ceases to be a full-time employee of, a director of or a consultant to the Corporation or any of its subsidiaries unless he or she ceases to be an employee, director or a consultant in a manner described in subsection (ii) or (iii) below;

                  (ii) the one hundred and eightieth day after the date of the death, retirement or Disability (as that term is defined in the Company's Salaried Long Term Disability Plan) of the Employee if the Employee dies, retires or becomes disabled before the time at which such Performance Option otherwise terminates; or

                  (iii) immediately upon the Employee's voluntary termination of employment, directorship or consultancy (other than (i) due to the death of such

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                           Employee or (ii) upon the occasion of his or her
                           retirement or disability or termination of employment, directorship or consultancy by the Corporation or any of its subsidiaries for Cause.

         4. NON-TRANSFERABILITY OF PERFORMANCE OPTION; DEATH OF EMPLOYEE. The Performance Option and this Agreement (i) may not be assigned, transferred, pledged or hypothecated in any way, (ii) shall not be assignable by operation of law (except by will or by the laws of descent and distribution) and (iii) shall not be subject to execution, attachment or similar process. During the lifetime of the Employee, the Performance Option may be exercised only by him or her. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Performance Option contrary to the provisions hereof shall be null and void and without effect.

         5. PROCEDURE FOR EXERCISE AND PAYMENT FOR SHARES. (a) A Participant shall exercise an Option by giving notice to the Corporation in the form attached hereto as Schedule II. Such notice shall be deemed sufficient for this purpose only if delivered to the Corporation at its principal office and only if it states (i) the number of Shares with respect to which the Option is being exercised, and (ii) the date, not more than ninety (90) days after the date of such notice, upon which the Shares shall be purchased and payment therefor shall be made (the "Exercise Date"). The exercise of an Option shall be effective only if, on or before the Exercise Date, the Participant pays the aggregate Option Price of the Shares being purchased in cash or by certified or bank cashier's check, delivered to the principal office of the Corporation. The Corporation shall, as soon as practicable after the Exercise Date, deliver or cause to be delivered to the Participant a certificate or certificates for the number of Shares with respect to which the Option is so exercised and payment is so made, registered in the name of the exercising Participant. Until such certificates have been issued, the exercising Participant shall not have any of the rights of a shareholder of the Corporation including, without limitation, the right to vote with respect to the underlying Shares. Finally, the Corporation will require the Participant to sign a Restricted Stock Agreement substantially in the form attached to the Plan as Exhibit A as a condition precedent to receiving any Shares in exercise of all or a portion of the Option.

                  (b) Notwithstanding the foregoing, if as of the Exercise Date for an Option (i) the Corporation may not issue Shares with respect to such Option by reason of any law or

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contract or (ii) any law or any regulation of any commission or agency having jurisdiction shall require the Corporation or the exercising Participant to take any action with respect to the Shares acquired by the exercise of an Option, then the date upon which the Corporation shall issue or cause to be issued the certificate or certificates for the Shares shall be postponed until such issuance is permitted or full compliance has been made with all such requirements of law or regulation, as applicable; provided, that the Corporation shall use its reasonable efforts to take all necessary action to comply with such requirements of law or regulation. Further, if requested by the Corporation, at or before the time of the issuance of the Shares with respect to which exercise of an Option has been made, the exercising Participant shall deliver to the Corporation his or her written statements satisfactory in form and content of the Corporation, that he or she intends to hold the Shares so acquired by him or her on exercise of his or her Option, for investment purposes only and not with a view to resale or other distribution thereof to the public in violation of the Securities Act of 1933, as amended (the "Securities Act"). Moreover, in the event that the Corporation shall determine that, in compliance with the Securities Act or other applicable statutes or regulations, it is necessary to register any of the Shares with respect to which an exercise of an Option has been made, or to qualify any such Shares for exemption from any of the requirements of the Securities Act or any other applicable statute or regulation, no Options may be exercised and no Shares shall be issued to the exercising Participant until the required action has been completed; provided, that the Corporation shall use its reasonable efforts to take all necessary action to comply with such requirements of law or regulation. Notwithstanding anything to the contrary contained herein, neither the Board of Directors nor the members of the Compensation Committee owe a fiduciary duty to any Participant in his or her capacity as such.

         6. WITHHOLDING. No later than the date as of which an amount first becomes includable in the gross income of the Participant for federal income tax purposes with respect to any Option hereunder, such Participant shall pay to the Corporation any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Corporation hereunder shall be conditional on such payment, and the Corporation shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due the Participant.

         7. SPECIFIC RESTRICTIONS UPON PERFORMANCE OPTION SHARES. The Employee hereby agrees with the Corporation as follows:

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                  (a) the Employee shall acquire the Performance Option
Shares for investment purposes only and not with a view to resale or other distribution thereof to the public in violation of the Securities Act of 1933, as amended (the "Securities Act"), and shall not dispose of any Performance Option Shares in any transaction which, in the opinion of counsel to the Corporation, may violate the Securities Act, or the rules and regulations thereunder, or any applicable state securities, or "blue sky", laws;

                  (b) if any Performance Option Shares shall be registered under the Securities Act, no public offering (otherwise than on a national securities exchange, as defined in the Exchange Act) of any Performance Option Shares shall be made by the Employee (or any other person) under such circumstances that he or she (or such other person) may be deemed an underwriter, as defined in the Securities Act; and

                  (c) the Corporation shall have the authority to endorse upon the certificate or certificates representing the Performance Option Shares such legends referring to the foregoing restrictions or any other applicable restrictions, as the Corporation may deem appropriate.

         8. CASH-OUT OF CERTAIN OPTION. Without limiting any rights of the Corporation under the Stockholders' Agreement, the Compensation Committee or the Board of Directors may cancel any outstanding Options in exchange for a cash payment, or in the discretion of the Compensation Committee or the Board of Directors payment of other property, to the Participant equal to the excess of (x) the fair market value (as determined in good faith by the Board of Directors of the Corporation) of the consideration received per Stonington Share by Stonington in any Extraordinary Transaction (as defined in paragraph 2(e) above), over (y) the Option Price for such Options, multiplied by the number of Shares subject to such cancelled Options, in each case effective upon the consummation of the Extraordinary Transaction.

         9. TERMINATION OF EMPLOYMENT. The employment, consultancy or directorship of the Employee shall not be deemed to have terminated if the Employee is absent from such employment, consultancy or directorship by reason of an approved leave of absence (in accordance with the applicable policy of the Corporation or the applicable subsidiary) or is transferred to and becomes an employee, consultant or director of a subsidiary of the Corporation

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or the Corporation, and, in the case of a consultant, the expiration of a consulting arrangement without the prior termination thereof shall not be deemed a termination of such arrangement (or cessation of being a consultant) for purposes of this Agreement. If a subsidiary of the Corporation ceases to be such a subsidiary, the employment, consultancy or directorship, as applicable, of each employee, consultant and director of such subsidiary who is not an employee, consultant or director of the Corporation or of another (remaining) subsidiary of the Corporation immediately thereafter shall be deemed to have ceased on the date such subsidiary ceases to be a subsidiary of the Corporation unless proper provision is made for the conversion of such Participant's Option into option of the surviving or acquiring company on terms which are intended to preserve substantially the economic value thereof as of the date such subsidiary ceases to be a subsidiary of the Corporation.

         10. PAYMENT. Nothing herein contained or done pursuant hereto shall obligate the recipient of an Performance Option to purchase and/or pay for any Performance Option Shares except those Performance Option Shares in respect of which the holder of the Performance Option shall have exercised such option to purchase hereunder in the manner herein above provided.

         11. SOLE AGREEMENT. This Agreement, together with the Plan and the Restricted Stock Agreement, form the sole agreement between the parties to it regarding the matters specified in it, and any and all prior written or oral understandings regarding those matters are merged into it. This Agreement may be amended only by written agreement between the Employee and the Corporation.

         12. BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their heirs, successors and permitted assigns.

         13. THE EMPLOYEE HEREBY REPRESENTS, WARRANTS AND ACKNOWLEDGES TO THE CORPORATION THAT THE EMPLOYEE IS AN [EMPLOYEE OF] [CONSULTANT TO]
[NON-EMPLOYEE DIRECTOR OF] THE CORPORATION OR A SUBSIDIARY OF THE CORPORATION AND THAT THE [EMPLOYEE] [CONSULTANT] [NON-EMPLOYEE DIRECTOR] WAS NOT AND IS NOT BEING INDUCED TO ENTER INTO THIS AGREEMENT BY AN

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EXPECTATION OF [EMPLOYMENT] [CONSULTANCY][DIRECTORSHIP] OR CONTINUED
[EMPLOYMENT] [CONSULTANCY] [DIRECTORSHIP].

         14. NOTICES. Any notice required or permitted under this Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office as registered mail, postage prepaid, addressed, as appropriate, to the Employee at his or her address set forth below or such other address as he or she may designate in writing to the Corporation, or to the Corporation, c/o Office of Secretary, Goss Holdings, Inc., 700 Oakmont Lane, Westmont, IL 60559 or such other address(es) as the Corporation may designate in writing to the Employee.

         15. FAILURE TO ENFORCE NOT A WAIVER. The failure of the Corporation to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

         16. GOVERNING LAW. This Agreement shall be governed by and construed according to the laws of the State of Delaware, without regard to principles of conflict of laws.

         17. PROVISIONS OF PLAN. The Performance Option provided for herein is granted pursuant to the Plan, and said Performance Option and this Agreement are in all respects governed by the Plan and subject to all of the terms and provisions thereof, whether such terms and provisions are incorporated in this Agreement solely by reference or are expressly cited herein. In the event of any inconsistency between this Agreement and the Plan, the terms of the Plan shall govern to the extent of such inconsistency. For greater certainty, without limiting the generality of the foregoing, the Employee agrees to be bound by any amendments to the Plan or this Agreement made by the Compensation Committee of the Board of Directors of the Corporation or the Board of Directors of the Corporation in accordance with the provisions of the Plan to conform the Plan or this Agreement to the rules and regulations of any appropriate regulatory authority or any national securities exchange on which the Corporation proposes to list or lists any of its shares. From and after the date, if any, on which any shares of the Corporation are listed on any national securities exchange an/or subject to the rules and regulations of any applicable regulatory authority, the terms and conditions of this Agreement and the implementation thereof shall be subject to the rules and regulations of such exchange and/or regulatory authority, as the case may be, and, in the event of any inconsistency between

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the terms and conditions of this Agreement and the rules and regulations of any such exchange and/or regulatory authority, as the case may be, shall prevail.

                                      * * *

         IN WITNESS WHEREOF, the Corporation has executed this Agreement on the day and year first above written.


                                      GOSS HOLDINGS, INC.
                                      By:
                                         ----------------------------------
                                         Name:  Joseph P. Gaynor, III
                                         Title: Executive Vice President


The undersigned hereby accepts, and agrees to, all terms and provisions of the foregoing Agreement.

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                                                       (name)

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                                                      ADDRESS

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